UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 31, 2003

Date of Report (Date of Earliest Event Reported)

BUSINESS OBJECTS S.A.

(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

157-159 Rue Anatole France, 92300 Levallois-Perret,

France

(Address of principal executive offices)

(408) 953-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

The following exhibit is being furnished herewith:

99.1 Press Release dated July 31, 2003.

Item 12.    Results of Operations and Financial Condition

On July 31, 2003, Business Objects S.A. issued a press release announcing second quarter earnings results. A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2003	BUSINESS OBJECTS S.A

	By:	/s/ James R. Tolonen
James R. Tolonen Chief Financial Officer and Senior Group Vice President

INDEX TO EXHIBITS

Index Number	Description of Document
99.1	Press release dated July 31, 2003